Registration No. 3-
                            FORM S-8

                     REGISTRATION STATEMENT
                UNDER THE SECURITIES ACT OF 1933

                   Modine Manufacturing Company
       --------------------------------------------------
       (Exact Name of Issuer as specified in its charter)

           Wisconsin                           39-0482000
-------------------------------            --------------------
(State or other jurisdiction of             (I.R.S. Employer
incorporation or organization)             Identification No.)

     1500 DeKoven Avenue, Racine, Wisconsin        53403
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     (Address of Principal Executive Offices)     (Zip Code)

     Modine Manufacturing Company Deferred Compensation Plan
     -------------------------------------------------------
                    (Full title of the plan)

D. R. Zakos, Secretary, 1500 DeKoven Avenue, Racine, WI 53403
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             (Name and address of agent for service)

                         (262) 636-1200
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 (Telephone number, including area code, of agent for service)

                 CALCULATION OF REGISTRATION FEE
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                             Proposed      Proposed
 Title of                    Maximum        Maximum
Securities       Amount      Offering      Aggregate      Amount of
  to be          to be        Price        Offering      Registration
Registered     Registered    Per Unit       Price            Fee
------------   ----------    --------    -------------   ------------
Common Stock
($0.625 Par     50,000
Value)(1)       shares       $25.11(3)   $1,255,500(3)    $313.88
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(1)  Pursuant to Rule 416(c) under the Securities Act of 1933, as amended, this Registration Statement also covers an indeterminate amount of interests to be offered or sold pursuant to the Plan described herein.

(2) Pursuant to Rule 457(h)(2), no filing fee is required with respect to the participation in the Plan registered hereunder.

(3)  Pursuant to Rule 457(c) the "Proposed Maximum Offering Price
     Per Share" and "Proposed Maximum Aggregate Offering Price" are based upon $25.11 per share, the closing price at which such stock was sold on June 19, 2001.

        An Exhibit Index appears on Pages 5 to 6 herein.

                           Page 1 of 8
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                             PART I

This registration statement pertains to additional shares of Common Stock, $0.625 par value, of Modine Manufacturing Company (the "Company") to be registered for issuance pursuant to the Modine Deferred Compensation Plan (the "Plan"). In accordance with Form S-8, General Instruction E, the contents of the Company's Form S-8 Registration Statement filed February 1, 1999, and bearing Registration No. 333-71523 is hereby incorporated by reference as if fully set forth herein.


                             PART II

Item 8.   Exhibits.
------    --------

     The exhibits filed herewith or incorporated by reference herein are set forth in the Exhibit Index filed as part of this registration statement.





































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                           SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Racine, State of Wisconsin, on the 20th day of June, 2001.

                              MODINE MANUFACTURING COMPANY


                              By:  D. R. JOHNSON
                                 ------------------------------
                                 D. R. Johnson, President and
                                 Chief Executive Officer

     Each person whose signature appears below appoints Dean R. Zakos, as such person's true and lawful attorney to execute in the name of each such person, and to file, any amendments to this registration statement that such attorney shall deem necessary or advisable to enable the registrant to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Commission with respect thereto, in connection with this registration statement, which amendments may make such changes in such registration statement as the above-named attorney deems appropriate, and to comply with the undertakings of the registrant made in connection with this registration statement, and each of the undersigned hereby ratifies all that said attorney shall do or cause to be done by virtue thereof.

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date indicated.


D. R. JOHNSON                              June 20, 2001
-------------------------------------      -------------
D. R. Johnson, President and                    Date
Chief Executive Officer and
Director


E. T. THOMAS                               June 20, 2001
-------------------------------------      -------------
E. T. Thomas, Senior Vice                       Date
President and Chief Financial
Officer


D. R. ZAKOS                                June 20, 2001
-------------------------------------      -------------
D. R. Zakos, Vice President,                    Date
General Counsel & Secretary


R. J. DOYLE                                June 20, 2001
-------------------------------------      -------------
R. J. Doyle, Director                           Date
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F. P. INCROPERA                            June 20, 2001
-------------------------------------      -------------
F. P. Incropera, Director                       Date


F. W. JONES                                June 20, 2001
-------------------------------------      -------------
F. W. Jones, Director                           Date


D. J. KUESTER                              June 20, 2001
-------------------------------------      -------------
D. J. Kuester, Director                         Date


V. L. MARTIN                               June 20, 2001
-------------------------------------      -------------
V. L. Martin, Director                          Date


G. L. NEALE                                June 20, 2001
-------------------------------------      -------------
G. L. Neale, Director                           Date


M. C. WILLIAMS                             June 20, 2001
-------------------------------------      -------------
M. C. Williams, Director                        Date


M. T. YONKER                               June 20, 2001
-------------------------------------      -------------
M. T. Yonker, Director                          Date


     Pursuant to the requirements of the Securities Act of 1933, the trustees (or other persons who administer the employee benefit plan) have caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Milwaukee, State of Wisconsin, on this 20th day of June, 2001.

                              MODINE DEFERRED COMPENSATION PLAN


                              BY: s/Walter A. LeCocq
                                 ----------------------------------
                                   Walter A. LeCocq, Vice
                                   President of Marshall & Ilsley
                                   Trust Company, Trustee


                              BY: s/Lori C. Sykora
                                 -----------------------------------
                                   Lori C. Sykora, Vice
                                   President of Marshall & Ilsley
                                   Trust Company, Trustee

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                          EXHIBIT INDEX

                                                            Sequential
Description                                                  Page No.
-----------                                                 ----------

   4(a)        Rights Agreement dated as of
               October 16, 1986 between the
               Registrant and First Chicago Trust
               Company of New York (Rights Agent)
               (filed by reference to the Registrant's
               Annual Report on Form 10-K for the
               fiscal year ended March 31, 1997).

   4(b)(i)     Rights Agreement Amendment No. 1 dated
               as of January 18, 1995 between the
               Registrant and First Chicago Trust
               Company of New York (Rights Agent)
               (filed by reference to the Registrant's
               Annual Report on Form 10-K for the
               fiscal year ended March 31, 2000).

   4(b)(ii)    Rights Agreement Amendment No. 2 dated
               as of January 18, 1995 between the
               Registrant and First Chicago Trust
               Company of New York (Rights Agent)
               (filed by reference to the Registrant's
               Annual Report on Form 10-K for the
               fiscal year ended March 31, 2000).

   4(b)(iii)   Rights Agreement Amendment No. 3 dated
               as of October 15, 1996 between the
               Registrant and First Chicago Trust
               Company of New York (Rights Agent)
               (filed by reference to the Registrant's
               Annual Report on Form 10-K for the
               fiscal year ended March 31, 2001).

   4(b)(iv)    Rights Agreement Amendment No. 4 dated
               as of November 10, 1997 between the
               Registrant and Norwest Bank Minnesota,
               N.A.,[now known as Wells Fargo Bank
               Minnesota, N.A., (Rights Agent) (filed
               by reference to the exhibit contained
               within the Registrant's Quarterly Report on Form 10-Q dated December 26, 1997).

  *5(a)        Opinion regarding legality of                   7
               original issuance securities provided
               by von Briesen, Purtell & Roper, S.C.

  15           Not Applicable.

 *23(a)        Consent of Independent Auditors,                8
               provided by PricewaterhouseCoopers, LLP.

 *23(b)        Consent of Counsel, incorporated by             7
               reference to Exhibit 5(a).

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                                                            Sequential
Description                                                  Page No.
-----------                                                 ----------

  24.1         Power of Attorney (included as part of
               the signature pages to this Registration
               Statement).

  27           Not Applicable.



* Filed herewith


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